American Century Investments®
Quarterly Portfolio Holdings
Real Estate Fund
July 31, 2026

Real Estate Fund - Schedule of Investments
JULY 31, 2026 (UNAUDITED)

	Shares	Value ($)
COMMON STOCKS — 99.4%
Data Centers — 14.8%
Digital Realty Trust, Inc.	138,193	26,052,145
Equinix, Inc.	36,419	37,121,158
Iron Mountain, Inc.	122,809	15,021,997
		78,195,300
Diversified — 2.9%
Broadstone Net Lease, Inc.	264,483	5,662,581
WP Carey, Inc.	133,244	9,806,758
		15,469,339
Health Care — 22.4%
Alexandria Real Estate Equities, Inc.	114,129	5,871,937
American Healthcare REIT, Inc.	332,309	18,476,380
Ventas, Inc.	271,954	25,430,419
Welltower, Inc.	290,357	68,071,295
		117,850,031
Industrial — 12.6%
EastGroup Properties, Inc.	49,507	10,347,458
First Industrial Realty Trust, Inc.	115,683	7,616,569
Prologis, Inc.	313,605	45,350,419
Rexford Industrial Realty, Inc.	85,276	3,220,874
		66,535,320
Lodging/Resorts — 3.2%
DiamondRock Hospitality Co.	320,832	4,247,816
Host Hotels & Resorts, Inc.	500,807	12,585,280
		16,833,096
Office — 2.6%
Kilroy Realty Corp.	137,582	5,340,933
Vornado Realty Trust	205,972	8,113,237
		13,454,170
Residential — 11.6%
American Homes 4 Rent, Class A	426,723	14,261,083
Camden Property Trust	39,748	4,404,476
Equity Residential	361,089	23,994,364
Essex Property Trust, Inc.	65,850	18,710,619
		61,370,542
Retail — 15.4%
Brixmor Property Group, Inc.	389,931	12,286,726
Curbline Properties Corp.	283,762	8,694,468
Essential Properties Realty Trust, Inc.	256,303	8,019,721
Federal Realty Investment Trust	74,106	9,195,813
Macerich Co.	262,496	6,782,897
NETSTREIT Corp.(1)	446,548	9,578,454
Simon Property Group, Inc.	116,349	26,686,970
		81,245,049
Self Storage — 4.5%
Extra Space Storage, Inc.	35,394	5,239,728
Public Storage	57,369	18,597,308
		23,837,036
Specialty — 1.7%
Millrose Properties, Inc.	103,216	2,887,984

Outfront Media, Inc.	191,191	6,093,257
		8,981,241
Telecommunications — 7.7%
American Tower Corp.	207,115	35,905,457
Crown Castle, Inc.	60,471	4,613,937
		40,519,394
TOTAL COMMON STOCKS (Cost $361,200,802)		524,290,518
SHORT-TERM INVESTMENTS — 2.4%
Money Market Funds — 1.4%
State Street Institutional U.S. Government Money Market Fund, Premier Class	17,100	17,100
State Street Navigator Securities Lending Government Money Market Portfolio(2)	7,223,898	7,223,898
		7,240,998
Repurchase Agreements — 1.0%
Fixed Income Clearing Corp., (collateralized by various U.S. Treasury obligations, 4.375%, 12/31/29, valued at $5,305,202),at 3.64%, dated 7/31/26, due 8/3/26 (Delivery value $5,202,578)		5,201,000
TOTAL SHORT-TERM INVESTMENTS (Cost $12,441,998)		12,441,998
TOTAL INVESTMENT SECURITIES — 101.8% (Cost $373,642,800)		536,732,516
OTHER ASSETS AND LIABILITIES — (1.8)%		(9,580,625)
TOTAL NET ASSETS — 100.0%		$527,151,891

NOTES TO SCHEDULE OF INVESTMENTS
(1)Security, or a portion thereof, is on loan. At the period end, the aggregate value of securities on loan was $7,049,264. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(2)Investment of cash collateral from securities on loan. At the period end, the aggregate value of the collateral held by the fund was $7,230,104, which includes securities collateral of $6,206.

SUPPLEMENTARY NOTES TO SCHEDULE OF INVESTMENTS

1. Investment Valuations

The fund determines the fair value of its investments and computes its net asset value (NAV) per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The value of investments of the fund is determined by American Century Investment Management, Inc. (ACIM) (the investment advisor), as the valuation designee, pursuant to its valuation policies and procedures. The Board of Directors oversees the valuation designee and reviews its valuation policies and procedures at least annually.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price.

Open-end management investment companies are valued at the reported NAV per share. Repurchase agreements are valued at cost, which approximates fair value.

If the valuation designee determines that the market price for a portfolio security is not readily available or is believed by the valuation designee to be unreliable, such security is valued at fair value as determined in good faith by the valuation designee, in accordance with its policies and procedures. Circumstances that may cause a fund to determine that market quotations are not available or reliable include, but are not limited to: when there is a significant event subsequent to the market quotation; trading in a security has been halted during the trading day; or trading in a security is insufficient or did not take place due to a closure or holiday.

The valuation designee monitors for significant events occurring after the close of an investment’s primary exchange but before the NAV per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; regulatory news, governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The valuation designee also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that it deems appropriate. The valuation designee may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

2. Fair Value Measurements

The fund's investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund's portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks	$524,290,518	—	—
Short-Term Investments	7,240,998	$5,201,000	—
	$531,531,516	$5,201,000	—
This schedule of investments provides information about the fund’s portfolio holdings as of the date on the schedule. It is unaudited, and American Century Investments assumes no obligation to update or supplement the schedule to reflect subsequent changes. More information is available in the fund’s most recent annual or semiannual financial statements.